Bank of America Merrill Lynch Banking & Financial Services Conference Steve Steinour November 13, 2013 Exhibit 99.1

This document contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations.
While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements:
(1) worsening of credit quality performance due to a number of factors such as the underlying value of collateral that could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) changes in general economic, political, or industry conditions; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; (3) movements in interest rates; (4) competitive pressures on product pricing and services; (5) success, impact, and timing of our business strategies, including market acceptance of any new products or services implementing our “Fair Play” banking philosophy; (6) changes in accounting policies and principles and the accuracy of our assumptions and estimates used to prepare our financial statements; (7) extended disruption of vital infrastructure; (8) the final outcome of significant litigation; (9) the nature, extent, timing and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the
Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, and CFPB; and (10) the outcome of judicial and regulatory decisions regarding practices in the residential mortgage industry, including among other things the processes followed for foreclosing residential mortgages. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s 2012 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement.
Forward Looking Statements

Presenter
Steve Steinour
Chairman, President, & Chief Executive Officer
Also Present
Todd Beekman
– Senior Vice President – Investor Relations
Mark Muth
– Vice President – Investor Relations
Participants
3
•
Who is Huntington
•
2010 Strategy and Investments
–
Visible Results: Customers, Fee Income, Lending Discipline
•
2014 - Continued Positive Operating Leverage
•
Performance vs. Top 100 Banks & Regional Peers
Discussion Topics

MSA Rank Branches Deposits Share
Columbus, OH 1 95 $14,436 28.3%
Cleveland, OH 4 90 4,261 8.2
Detroit, MI 7 65 4,478 4.5
Toledo, OH 2 40 2,045 22.4
Pittsburgh, PA 8 40 2,512 2.7
Cincinnati, OH 4 40 2,109 2.8
Youngstown, OH 1 45 2,082 23.0
Indianapolis, IN 4 45 2,859 7.8
Canton, OH 2 28 1,494 25.1
Grand Rapids, MI 3 28 1,855 10.7
Who is Huntington (HBAN)
Midwest financial services holding company
Founded - 1866
Headquarters - Columbus, Ohio
Total assets - $57 Billion
Total loans - $43 Billion,
90% in footprint
Employees
(1)
- 11,956
4
(1) Full-time equivalent (FTE)  (2) Includes 15 Private Financial Group Offices
Branches    731
(2)
ATMs 1,516
% Deposits
#1 Share markets 38%
#1- #4 Share markets 63%
State Branches ATMs
Ohio 408 941
Michigan 163 230
Pennsylvania 54 108
Indiana 48 69
West Virginia 31 145
Kentucky 12 23
Deposits - Top 12 MSAs
Source: SNL Financial, company presentations and filings
FDIC deposit data as of June 30, 2013

Continuing To Invest
But At a Moderated  Pace

Retail and
Business
Banking
Commercial
Banking
Auto Finance
Wealth Advisors,
Gov’t Finance, and
Home Lending
Investing for the Long Term
2010                  2011                      2012
2009
Credit & Risk Management and IT Infrastructure
Strategic Plan
24-Hour Grace ®
Added 150 Sm Bus. Bankers
Giant Eagle / In-Store
Asterisk-Free Checking™
Huntington Plus Checking™
Treasury Management
Equipment Finance
Capital Markets
Expand to PA and
New England
Expand Personal Trust Offices
Huntington Asset Services
Foundation of Service
Common Sales Process: OCR / Cross Sell
Building a Powerful Brand
Expand to
WI & MN
Healthcare & Not-For-
Profit Verticals
Launched ETFs
Meijer / In-Store
Energy, Ag, &
International Verticals
Credit Card
Expand to
CT & IA
2013

Grow market share and share of wallet
•
How
–
Best in class consumer products
–
Commercial focus on Small & Middle Market and select Specialty
Verticals
–
Best in class customer service with increased marketing & branding
–
Deep community involvement
–
Alignment of employees and shareholders through long-term
ownerships of equity
•
Outcome
–
Extending life of relationship... “stickier” customers
–
Relationship-based customer selection… reduced impact of irrational competition
–
Improved funding mix… higher percentage of low- and no-cost deposits
–
Higher mix of fee income… higher ROE revenue stream
–
Disciplined growth and capital deployment
Huntington’s Strategy Since 2010

Consumer Checking Households (000s)

Commercial Relationships (000s)
4+ Services / Consumer Household
4+ Services / Commercial Relationship
Outcome… Growing “Stickier” Customers
With Increased Share of Wallet
•
Average expected length of consumer relationship is up over 10%
962
1,315
900
950
1,000
1,050
1,100
1,150
1,200
1,250
1,300
1,350
2Q10 2Q11 2Q12 3Q13
68%
71%
76%
77%
64%
66%
68%
70%
72%
74%
76%
78%
2Q10 2Q11 2Q12 3Q13
1,167
1,042
125
160
110
120
130
140
150
160
2Q10 2Q11 2Q12 3Q13
133
147
22%
27%
33%
37%
20%
22%
24%
26%
28%
30%
32%
34%
36%
38%
2Q10 2Q11 2Q12 3Q13

Avg. Total Deposits – Mix

Source: SNL Peers include ASBC, BBT, CMA, FHN, FITB, FNFG, KEY, MTB, PNC, RF, STI, & ZION.
bp
3Q13 vs. HBAN Peer
2Q10 -90 -49
2Q12 -13 -10
Avg. Total Deposits – Rate
Outcome… Better Deposit Mix at Lower Costs
•
Targeted mix of noninterest bearing of low to mid 30%’s
•
Deposit cost, in a higher interest rate environment, should be below peers
17%
20%
27%
28%
15%
14%
13%
13%
28%
31%
29%
34%
12%
11%
11%
11%
23%
19%
15%
9%
6%
5%
5%
5%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2Q10 2Q11 2Q12 3Q13
Noncore
Core
CDs
Savings
/ Other
MMA
DDA Int.
Bearing
DDA
Nonint.
Bearing
-
-
1.14
0.66
0.37
0.24
0.67
0.46
0.28
0.18
0.00
0.20
0.40
0.60
0.80
1.00
1.20
2Q10 2Q11 2Q12 3Q13

Outcome… Disciplined Loan Growth With More
Stable Asset Yields

Loan Growth &
Increasing Yield
Loan Growth &
Declining Yield
Loans Decline &
Declining Yield
Loans Decline &
Increasing Yield
HBAN
Source: SNL Financial Peers include ASBC, BBT, CMA, FHN, FITB, FNFG, KEY, MTB, PNC, RF, STI, & ZION

LQ % Change Noninterest Income
10
Outcome… Relationship Growth and Product Penetration
are Offsetting Fee Income Headwinds
Source: SNL Financial, see GAAP to Non-GAAP Reconciliation slide
LQ % Change Mortgage Banking Income
LQ % Change Noninterest Income
Excluding Mortgage
6
5
1
-1
-4
-5
-12
-13
-14
-16
-20
-15
-10
-5
0
5
10
159
19
-25
-29
-30
-30
-48
-61
-67
-99
-150
-100
-50
0
50
100
150
200
15
5
4
2
1
-1
-1
-6
-8
-8
-10
-5
0
5

15

Optimize
Current
Franchise
•
Profitability /
pricing
•
Cross-sell /
share-of-
wallet
•
Launch new
brand
•
Invest in
capabilities
and begin
hiring
11
Lay
the
Foundation
•
Capital and
liquidity
•
Organizational
changes
•
Build
management
depth
•
Credit and
Risk
management
Invest
in the
Core
•
Build out
sales
forces,
channels,
and
products
•
Continued
brand roll-
out
•
Enhance
investment
discipline
Selective M&A – as opportunities arise
2009
Focus
Future
•
Build out
sales forces,
channels,
and
products
•
Expand
winning
“plays”
•
Drive
efficiency &
continuous
improvement
Extend and
Expand
•
Monetize
investments
•
Drive growth
•
Drive
positive
operating
leverage &
continuous
improvement
2010 2011
2012 2013
Execution of Long Term Strategic Plan
Driving Differentiated Results
Disciplined
Execution
•
Capital
Management
•
Operating
Leverage /
Continuous
Improvement
• Delivering
Returns On
Existing
Investments
2014
2009: Warren Bank $0.5B in Deposits, FDIC
2012: Fidelity Bank $0.7B in Deposit & $0.8B in Assets, FDIC
2013 Announced: Camco Financial $0.6B in Deposit & $0.8B in Assets

Continued Execution is Driving Results

2014
• Disciplined Capital Management
• Grow the core business
• Support the dividend
• All other - Repurchase, M&A, TruPS, …
• Operating Leverage /  Continuous Improvement
• Deliver full-year positive operating leverage
• Continue to invest - At a slower pace but have increased
depreciation of recent investments
• CI - customer-centric, process-focused, data-driven decision making to grow revenue, reduce expenses, cost/loss avoidance, and improve customer and employee experience.
• Delivering Returns On Existing Investments
• Continue to deliver household & commercial relationship growth
• In-store branches expected to have $15MM-$18MM pretax
improvement
• Commercial verticals expected to add $0.5B to $1B of loans
• Treasury Management & Capital Markets continue to mature
• Credit card ramping… few million loss in 2013 to a slight benefit in 2014
Disciplined
Execution
•
Capital
Management
•
Operating
Leverage /
Continuous
Improvement
•
Delivering
Returns On
Existing
Investments

Comparison of Selected Performance Metrics Among Top 100 Bank Holding Companies
(1)

Strategy & Execution Differentiate Results
HBAN
HBAN
HBAN
HBAN
HBAN
HBAN
HBAN
HBAN
HBAN
HBAN
HBAN
HBAN
Peers
Peers
Peers
Peers
Peers
Peers
Peers
Peers
Peers
Peers
Peers
Peers
Best
Worst
(1) 100 largest BHCs, ranked by assets; data reflects 3Q13.  Source: SNL Financial, as of 11/12/13
Peer average includes ASBC, BBT, CMA, FHN, FITB, FNFG, KEY, MTB, PNC, RF, STI, and ZION.

Challenge /
Opportunity
HBAN
Economy Customer uncertainty from
uneven U.S. economic
recovery
Midwestern strength (e.g., manufacturing and housing recovery) and soundness of HBAN strategy will drive growth.
Disciplined
Loan
Growth
Economic  uncertainty
remains a hurdle to solid
loan growth and
competitiveness of the
market is intense
• C&I growth to increase due to customer activity and maturing of recently launched specialty lending verticals.
• Indirect Automobile: On balance sheet exposure is expected to increase.
• Residential Mortgages, Home Equity , and CRE are expected to grow modestly.
Interest
Rates
Prolonged low interest rate
environment & recent long-
end volatility
• Net interest income expected to modestly grow.
• Full Year NIM is not expected to fall below the mid 3.30%’s and will experience continued downward pressure due to competitive loan pricing and growth in investment securities ($1B to $1.5B).
Noninterest
Income
Anticipated continued
reduction in mortgage
banking activity
Relatively stable as the continued benefits from growth in new customers, increased contribution from higher cross-sell, and the continued maturation of strategic investments should offset lower mortgage banking income.
Noninterest
Expense
Modest continued
investment and continued
cost saving opportunities
• Expenses, excluding the significant items, are expected to modestly increase due to higher depreciation, personnel, occupancy, and equipment expense related to our continued modest pace of investments.
• $6 million of branch consolidation expense is expected in 4Q13.
• We remain committed to posting positive operating leverage in 2013.
Credit
Quality
Continued improvement in
NPAs / credit costs at low
end of normalized range
• NPAs: expected to continue to improve.
• NCOs: continued performance in our long-term expected range of 35 to 55 bps.
• LLP: below long-term expectation in 3Q13; expect moderate quarterly volatility.
Expectations… Next Several Quarters

Important Messages
• Driving revenue with a continued focus on expense and rate of investment
+ Multi-year process of executing our long-term strategic plan
+ Prior investments are not mature …. should continue to drive growth
+ Moderating level of investment given economic uncertainty
+ Continuous improvement focused on generating efficiencies
• Managing to a lower risk profile and consistent performance
• High level of employee and shareholder alignment
• Expectations of positive operating leverage in 2014

Use of non-GAAP financial measures
This document may contain GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in this document, the 2013 third quarter earnings press release, or the Form 8-K related to this document, all of which can be found on Huntington’s website at www.huntington-ir.com.
Annualized data
Certain returns, yields, performance ratios, or quarterly growth rates are presented on an “annualized” basis.  This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full year or year-over-year amounts.  For example, loan and deposit growth rates, as well as net charge-off percentages, are most often expressed in terms of an annual rate like 8%.  As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate.
Fully-taxable equivalent interest income and net interest margin
Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates.  This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors.
Earnings per share equivalent data
Significant income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items.  Investors may also find this information helpful in their evaluation of the company’s financial performance against published earnings per share mean estimate amounts, which typically exclude the impact of Significant Items.  Earnings per share equivalents are usually calculated by applying a 35% effective tax rate to a pre-
tax amount to derive an after-tax amount, which is divided by the average shares outstanding during the respective reporting period.  Occasionally, when the item involves special tax treatment, the after-tax amount is disclosed separately, with this then being the amount used to calculate the earnings per share equivalent.
Rounding
Please note that columns of data in the presentation may not add due to rounding.
Basis of Presentation
16
Do we
consolidate
this and
next slide?

Significant Items
From time to time, revenue, expenses, or taxes are impacted by items judged by Management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by Management at that time to be infrequent or short term in nature. We refer to such items as "Significant Items". Most often, these Significant Items result from factors originating outside the company – e.g., regulatory actions/assessments, windfall gains, changes in accounting principles, one-time tax assessments/refunds, litigation actions, etc.  In other cases they may result from Management decisions associated with significant corporate actions out of the ordinary course of business – e.g., merger/restructuring charges, recapitalization actions, goodwill impairment, etc.
Even though certain revenue and expense items are naturally subject to more volatility than others due to changes in market and economic environment conditions, as a general rule volatility alone does not define a Significant Item. For example, changes in the provision for credit losses, gains/losses from investment activities, asset valuation write downs, etc., reflect ordinary banking activities and are, therefore, typically excluded from consideration as a Significant Item.
Management believes the disclosure of “Significant Items”, when appropriate, aids analysts/investors in better understanding corporate performance and trends so that they can ascertain which of such items, if any, they may wish to include/exclude from their analysis of the company’s performance - i.e., within the context of determining how that performance differed from their expectations, as well as how, if at all, to adjust their estimates of future performance accordingly. To this end, Management has adopted a practice of listing “Significant Items” in its external disclosure documents (e.g., earnings press releases, quarterly performance discussions, investor presentations, Forms 10-Q and
10 K).
"Significant Items" for any particular period are not intended to be a complete list of items that may materially impact current or future period performance. A number of items could materially impact these periods, including those described in Huntington’s 2012 Annual Report on Form 10-K and other factors described from time to time in
Huntington’s other filings with the Securities and Exchange Commission.
Basis of Presentation

GAAP to Non-GAAP Reconciliation

($000)
Total Noninterest
Income
Mortgage Banking
Income
Noninterest Income
Excluding Mortgage
3Q 2013 2Q 2013 Change 3Q 2013 2Q 2013 Change 3Q 2013 2Q 2013 Change
HBAN 250,405 249,065 1% 33,659 23,621 -30% 215,406 226,784 5%
ASBC 70,668 84,276 -16% 15,399 6,015 -61% 68,877 64,653 -6%
BBT 905,000 1,023,000 -12% 168,000 117,000 -30% 855,000 788,000 -8%
FHN 150,456 142,983 5% 5,589 14,460 159% 137,394 135,996 -1%
FITB 630,000 736,000 -14% 233,000 121,000 -48% 503,000 509,000 1%
FNFG 91,422 92,516 -1% 6,882 2,268 -67% 85,634 89,154 4%
MTB 481,269 454,685 6% 91,262 64,731 -29% 363,423 416,538 15%
PNC 1,582,000 1,666,000 -5% 167,000 199,000 19% 1,499,000 1,383,000 -8%
RF 468,000 489,000 -4% 69,000 52,000 -25% 420,000 416,000 -1%
STI 743,000 858,000 -13% 134,000 1,000 -99% 724,000 742,000 2%
Source: SNL Financial

19